UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 12, 2018

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02:	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 17, 2018, Wendy J. Hills stepped down from her positions with Waddell & Reed Financial, Inc. (the “Company”) and the Company’s affiliates, including as the Company’s Executive Vice President, Chief Legal Officer, General Counsel and Secretary, and departed the Company.

Mark P. Buyle has been appointed Interim General Counsel. Mr. Buyle was previously the Company’s Deputy General Counsel and has been with Company since 1995.

In connection with Ms. Hills’ departure, an affiliate of the Company and Ms. Hills executed a Separation Agreement and Release of All Claims, on April 18, 2018 (the “Separation Agreement”).  Pursuant to the Separation Agreement: (i) Ms. Hills (a) released claims against the Company and its affiliates, (b) is subject to indefinite confidentiality and non-disparagement obligations and (c) is subject to certain post-employment restrictive covenants until April 17, 2019, including non-solicitation covenants; (ii) Ms. Hills will receive a separation payment of $300,000 (less applicable deductions and withholdings); and (iii) subject to Ms. Hills not timely revoking her release of claims under the Age Discrimination in Employment Act within seven days of her execution of the Separation Agreement, (a) Ms. Hills will receive a supplemental separation payment in the amount of $300,000 (less applicable deductions and withholdings), and (b) 86,950 shares of Ms. Hills’ unvested restricted stock of the Company will vest.  Ms. Hills also is entitled to receive standard retirement and pension benefits, subject to the terms and conditions of the Company’s 401(k) and Thrift Plan and Retirement Income Plan.

ITEM 7.01           REGULATION FD DISCLOSURE.

On April 18, 2018, the Company issued a press release announcing changes to the management structure of its distribution entity.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 18, 2018	By:	/s/ Benjamin R. Clouse
Senior Vice President and Chief Financial Officer